Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.6465%



        Excess Protection Level
          3 Month Average  5.53%
          October, 1998  5.93%
          September, 1998  4.34%
          August, 1998  6.31%


        Cash Yield                                  18.93%


        Investor Charge Offs                        4.98%


        Base Rate                                   8.02%


        Over 35 Day Delinquency                     5.16%


        Seller's Interest                           8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $3,431,640,609.22